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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 28, 2005
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                                 HYBRIDON, INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   001-31918                 04-3072298
  (State or Other Juris-           (Commission               (IRS Employer
 diction of Incorporation          File Number)           Identification No.)

           345 VASSAR STREET,
        CAMBRIDGE, MASSACHUSETTS                          02139
(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (617) 679-5500

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On March 28, 2005, Hybridon, Inc. announced its financial results for the year ended December 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current
Report on Form 8-K.

      The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934
(the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      See Exhibit Index attached hereto.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         HYBRIDON, INC.

Date:  March 31, 2005                    By:   /s/Robert G. Andersen
                                               ---------------------------------
                                               Robert G. Andersen
                                               Chief Financial Officer
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                                  EXHIBIT INDEX


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
EXHIBIT NO.   DESCRIPTION
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
99.1          Press release issued by Hybridon, Inc. on March 28, 2005.